Exhibit 99.7

REVOCABLE PROXY

HERITAGE FINANCIAL GROUP
SPECIAL MEETING OF SHAREHOLDERS
____________, 2010
          The undersigned hereby appoints the members of the Board of Directors of Heritage Financial Group with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Heritage Financial Group, which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Meeting”), to be held at the Hilton Garden Inn, 101 S. Front Street, Albany, Georgia 31701, on ______, 2010, at ______ a.m. local time and at any and all adjournments thereof. The Board of Directors recommends a vote “FOR” the listed proposals.

          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

		VOTE	VOTE
		FOR	AGAINST	ABSTAIN

1.	The approval of the Plan of Conversion and Reorganization of Heritage MHC as described in the proxy statement dated ______, 2010.	☐	☐	☐
2.
The approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the Plan of Conversion and Reorganization.
		☐	☐	☐
3.	The following informational proposals:
	3a. Approval of a provision in Heritage Financial Group, Inc.’s articles of incorporation to limit the ability of shareholders to remove directors.	☐	☐	☐

3b. Approval of a provision in Heritage Financial Group, Inc.’s articles of incorporation requiring a supermajority vote to approve certain amendments to Heritage Financial Group, Inc.’s articles of incorporation.
		☐	☐	☐

3c. Approval of a provision in Heritage Financial Group, Inc.’s bylaws requiring a supermajority vote of shareholders to approve shareholder-proposed amendments to Heritage Financial Group, Inc.’s bylaws.
		☐	☐	☐

3d. Approval of a provision in Heritage Financial Group, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Heritage Financial Group, Inc.’s outstanding voting stock.
		☐	☐	☐
4.	Such other matters that may properly come before the Meeting or any adjournments thereof.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          This proxy may be revoked at any time before it is voted by delivering to the Secretary of Heritage Financial Group, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Heritage Financial Group common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
          The undersigned acknowledges receipt from Heritage Financial Group, prior to the execution of this Proxy, the Notice of Special Meeting and a Proxy Statement/Prospectus dated _____________, 2010.

☐   Check Box if You Plan to Attend the Special Meeting

Dated: ________________________, 2010

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.